Exhibit 99.1

June 30, 2014

Consulting Arrangement

This letter agreement (this “Agreement”) sets forth the terms and conditions whereby you agree to provide certain services to Community Choice Financial Inc., and/or its direct and indirect subsidiaries (collectively, the “Company”).

1.                                      SERVICES

1.1                               The Company hereby engages you, and you hereby accept such engagement, as an independent contractor to provide certain services to the Company on the terms and conditions set forth in this Agreement.

1.2                               From time-to-time you shall provide to the Company the services as you and we shall agree upon and document in a statement of work substantially in the form set forth on Schedule 1 (each statement of work shall be collectively and individually referred to herein as the “Services”).

1.3                               The Company shall not control the manner or means by which you perform the Services, including but not limited to the time and place you perform the Services.

1.4                               Unless otherwise set forth in Schedule 1, you shall furnish, at your own expense, the equipment, supplies and other materials used to perform the Services.

1.5                               To the extent you perform any Services on the Company’s premises or using the Company’s equipment, you shall comply with all applicable policies of the Company relating to business and office conduct, health and safety and use of the Company’s facilities, supplies, information technology, equipment, networks and other resources.

2.                                      TERM

The term of this Agreement shall commence on the earlier of: (a) your resignation as an employee and officer of the Company or (b) July 1, 2014, and shall continue until the completion of the Services, unless earlier terminated in accordance with Section 9 (the “Term”). Any extension of the Term will be subject to a further written agreement executed by both you and the Company.

3.                                      FEES AND EXPENSES

3.1                               As compensation for the Services and the rights granted to the Company in this Agreement, the Company shall pay you $395 per hour for the Services performed during the Term of the Agreement. You shall submit an invoice to the Company on a monthly basis indicating the number of hours worked that month.  All invoices shall be submitted by the 15th of the month following that in which the Services were rendered.

3.2                         As further compensation for the Services and the rights granted to the Company in this Agreement, the Company may, from time-to-time, grant to you stock options, stock appreciation rights or restricted stock units under the Company’s 2011 Management Equity Incentive Plan, as amended.

3.3                               The Company will reimburse you for ordinary and necessary expenses incurred by you in performing your duties pursuant to this Agreement, provided that the expenses are properly documented, reasonable and accounted for in accordance with both the Company’s requirements and those of the Internal Revenue Service.

4.                                      RELATIONSHIP OF THE PARTIES

4.1                               You are an independent contractor of the Company, and this Agreement shall not be construed to create any association, partnership, joint venture, employee or agency relationship between you and the Company for any purpose. You have no authority (and shall not hold yourself out as having authority) to bind the Company and you shall not make any agreements or representations on the Company’s behalf without the Company’s prior written consent.

4.2                               Without limiting Section 4.1 and excepting Section 3.2, you will not be eligible to participate in any vacation, group medical or life insurance, disability, profit sharing or retirement benefits or any other fringe benefits or benefit plans offered by the Company to its employees, and the Company will not be responsible for withholding or paying any income, payroll, Social Security or other federal, state or local taxes, making any insurance contributions, including unemployment or disability, or obtaining worker’s compensation insurance on your behalf. You shall be responsible for, and shall indemnify the Company against, all such taxes or contributions, including penalties and interest. Any persons employed or engaged by you in connection with the performance of the Services shall be your employees or contractors and you shall be fully responsible for them and indemnify the Company against any claims made by or on behalf of any such employee or contractors.

5.                                      INTELLECTUAL PROPERTY RIGHTS

5.1                               The Company is and shall be, the sole and exclusive owner of all right, title and interest in and to all the results and proceeds of the Services performed under this Agreement (collectively, the “Deliverables”), including all patents, copyrights, trademarks, trade secrets and other intellectual property rights (collectively “Intellectual Property Rights”) therein. You agree that the Deliverables are hereby deemed a “work made for hire” as defined in 17 U.S.C. § 101 for the Company. If, for any reason, any of the Deliverables do not constitute a “work made for hire,” you hereby irrevocably assign to the Company, in each case without additional consideration, all right, title and interest throughout the world in and to the Deliverables, including all Intellectual Property Rights therein.

5.2                               Any assignment of copyrights under this Agreement includes all rights of paternity, integrity, disclosure and withdrawal and any other rights that may be known as “moral rights” (collectively, “Moral Rights”). You hereby irrevocably waive, to the extent permitted by applicable law, any and all claims you may now or hereafter have in any jurisdiction to any Moral Rights with respect to the Deliverables.

5.3                               Upon the request of the Company, you shall promptly take such further actions, including execution and delivery of all appropriate instruments of conveyance, as may be necessary to assist the Company to prosecute, register, perfect, record or enforce its rights in any Deliverables. In the event the Company is unable, after reasonable effort, to obtain your signature on any such documents, you hereby irrevocably designate and appoint the Company as your agent and attorney-in-fact, to act for and on your behalf solely to execute and file any such application or other document and do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights or other intellectual property protected related to the Deliverables with the same legal force and effect as if you had executed them. You agree that this power of attorney is coupled with an interest.

5.4                               You have no right or license to use, publish, reproduce, prepare derivative works based upon, distribute, perform, or display any Deliverables. You have no right or license to use the Company’s trademarks, service marks, trade names, trade names, logos, symbols or brand names.

6.                                      CONFIDENTIALITY

6.1                               You acknowledge that you will have access to information that is treated as confidential and proprietary by the Company, whether spoken, written, printed, electronic or in any other form or medium (collectively, the “Confidential Information”). Any Confidential Information that you develop in connection with the Services, including but not limited to any Deliverables, shall be subject to the terms and conditions of this Section 6. You agree to treat all Confidential Information as strictly confidential, not to disclose Confidential Information or permit it to be disclosed, in whole or part, to any third party without the prior written consent of the Company in each instance, and not to use any Confidential Information for any purpose except as required in the performance of the Services. You shall notify the Company immediately in the event you become aware of any loss or disclosure of any Confidential Information.

6.2                               Confidential Information shall not include information that:

(a)                                 is or becomes generally available to the public other than through your breach of this Agreement; or

(b)                                 is communicated to you by a third party that had no confidentiality obligations with respect to such information.

6.3                               Nothing herein shall be construed to prevent disclosure of Confidential Information as may be required by applicable law or regulation, or pursuant to the valid order of a court of competent jurisdiction or an authorized government agency, provided that the disclosure does not exceed the extent of disclosure required by such law, regulation or order. You agree to provide written notice of any such order to an authorized officer of the Company within 24-hours of receiving such order, but in any event sufficiently in advance of making any disclosure to permit the Company to contest the order or seek confidentiality protections, as determined in the Company’s sole discretion.

7.                                      REPRESENTATIONS AND WARRANTIES

7.1                               You represent and warrant to the Company that:

(a)                                 you have the right to enter into this Agreement, to grant the rights granted herein and to perform fully all of your obligations in this Agreement;

(b)                                 your entering into this Agreement with the Company and your performance of the Services do not and will not conflict with or result in any breach or default under any other agreement to which you are subject;

(c)                                  you have the required skill, experience and qualifications to perform the Services, you shall perform the Services in a professional and workmanlike manner in accordance with generally recognized industry standards for similar services and you shall devote sufficient resources to ensure that the Services are performed in a timely and reliable manner;

(d)                                 you shall perform the Services in compliance with all applicable federal, state and local laws and regulations;

(e)                                  the Company will receive good and valid title to all Deliverables, free and clear of all encumbrances and liens of any kind;

(f)                                   all Deliverables are and shall be your original work (except for material in the public domain or provided by the Company) and do not and will not violate or infringe upon the intellectual property right or any other right whatsoever of any person, firm, corporation or other entity.

7.2                               The Company hereby represents and warrants to you that:

(a)                                 it has the full right, power and authority to enter into this Agreement and to perform its obligations hereunder; and

(b)                                 the execution of this Agreement by its representative whose signature is set forth at the end hereof has been duly authorized by all necessary corporate action.

8.                                      INDEMNIFICATION/LIMITATION OF LIABILITY

8.1                               You shall defend, indemnify and hold harmless the Company and its affiliates and their officers, directors, employees, agents, successors and assigns from and against all losses, damages, liabilities, deficiencies, actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind (including reasonable attorneys’ fees) arising out of or resulting from your breach of any representation, warranty or obligation under this Agreement.

8.2                               As a limitation on the indemnity, the Company agrees that you will not be liable for any incidental, indirect, exemplary, special or consequential damages, including, but not limited to, lost profits, and that under no circumstances will the aggregate cumulative liability of this indemnity obligation, exceed the fees paid to you under this Agreement.

9.                                      TERMINATION

9.1                               The Company may terminate this Agreement without cause upon sixty (60) days’ written notice to you. In the event of termination pursuant to this paragraph, the Company shall pay you on a pro-rata basis any Fees then due and payable for any Services completed up to and including the date of such termination.

9.2                               The Company may terminate this Agreement, effective immediately upon written notice to you, in the event that you breach this Agreement, and such breach is incapable of cure, or with respect to a breach capable of cure, you do not cure such breach within ten (10) days after receipt of written notice of such breach.

9.3                               Upon expiration or termination of this Agreement for any reason, or at any other time upon the Company’s written request, you shall within five days after such expiration or termination:

(a)                                 deliver to the Company all Deliverables (whether complete or incomplete) and all hardware, software, tools, equipment or other materials provided for your use by the Company;

(b)                                 deliver to the Company all tangible documents and materials (and any copies) containing, reflecting, incorporating or based on the Confidential Information;

(c)                                  permanently erase all of the Confidential Information from your computer systems; and

(d)                                 certify in writing to the Company that you have complied with the requirements of this paragraph.

9.4                               The terms and conditions of this Section 9 and Sections 5, 6, 8 and 10 shall survive the expiration or termination of this Agreement.

10.                               OTHER BUSINESS ACTIVITIES

You may be engaged or employed in any other business, trade, profession or other activity which does not place you in a conflict of interest with the Company; provided, that, during the Term, and for a period of one year after the expiration of the Term, you shall not be engaged in any business activities that do or may compete with the business of the Company or perform any services for other persons or entities that do or may compete with the business of the Company without the Company’s prior written consent.  Notwithstanding the foregoing, the Company acknowledges and agrees that (a) your investment in LoanSmart does not violate this Section 10 and (b) that you may accept other consulting relationships or employment with vendors of the Company that do not compete with the Company.  For the avoidance of doubt, the Company has no objection to your work with or for Softwise, eCash, Tumbleweed Software, Answers, and/or V-Systems provided, however, that your work does not compromise your duties under Section 6 of this Agreement.

11.                               ASSIGNMENT

You shall not assign any rights, or delegate or subcontract any obligations, under this Agreement without the Company’s prior written consent. Any assignment in violation of the foregoing shall be deemed null and void. The Company may freely assign its rights and obligations under this Agreement at any time. Subject to the limits on assignment stated above, this Agreement will inure to the benefit of, be binding on, and be enforceable against each of the parties hereto and their respective successors and assigns.

12.                               MISCELLANEOUS

12.1                        All notices, requests, consents, claims, demands, waivers and other communications hereunder (each, a “Notice”) shall be in writing and addressed to the parties at the addresses set forth on the first page of this Agreement (or to such other address that may be designated by the receiving party from time to time in accordance with this section). All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees pre-paid), facsimile or e-mail of a PDF document (with confirmation of transmission) or certified or registered mail (in each case, return receipt requested, postage prepaid). Except as otherwise provided in this Agreement, a Notice is effective only if (a) the receiving party has received the Notice and (b) the party giving the Notice has complied with the requirements of this Section.

12.2                        This Agreement, together with any other documents incorporated herein by reference and related exhibits and schedules, constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

12.3                        This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto, and any of the terms thereof may be waived, only by a written document signed by each party to this Agreement or, in the case of waiver, by the party or parties waiving compliance.

12.4                        This Agreement shall be governed by and construed in accordance with the internal laws of the State of Ohio without giving effect to any choice or conflict of law provision or rule. Each party irrevocably submits to the exclusive jurisdiction and venue of the federal and state courts located in Franklin County, Ohio, in any legal suit, action or proceeding arising out of or based upon this Agreement or the Services provided hereunder.

12.5                        If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

12.6                        This Agreement may be executed in multiple counterparts and by facsimile signature, each of which shall be deemed an original and all of which together shall constitute one instrument.

If this letter accurately sets forth our understanding, kindly execute the enclosed copy of this letter and return it to the undersigned.

Very truly yours,

COMMUNITY CHOICE FINANCIAL INC.

By:
Name:
Title:

ACCEPTED AND AGREED:

CHAD M. STREFF

Date:

SCHEDULE 1

Statement of Work

Submitted by	Date Submitted
Commencement Date	Completion Date
Estimated Number of Hours	Approved Number of Hours

General Description of Project

Project Milestone 1
Project Milestone 2
Project Milestone 3
Project Milestone 4
Projected Deliverables

Approved by (for the Company)	Date Approved